EXHIBIT 10.10

                       SUMMARY OF EXECUTIVE COMPENSATION

Jesse Lerman, President and Chief Executive Officer, is employed on an at-will basis and is paid an annual salary of $153,140. Mr. Lerman also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401(k) Plan. Mr. Lerman, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.

John Fell, Secretary, Treasurer and Controller, is employed on an at-will basis and is paid an annual salary of $117,000. Upon satisfaction of certain conditions, he is eligible for a $2,000 annual bonus. Mr. Fell also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401(k) Plan. Mr. Fell, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.

Paul Andrews, Senior Vice President of Sales and Marketing, is employed on an at-will basis and is paid an annual salary of $130,000. Mr. Andrews also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401(k) Plan. Mr. Andrews, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.

Dan Pisarski, Vice President of Engineering and Technical Support, is employed on an at-will basis and is paid an annual salary of $147,000. Mr. Pisarski also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401(k) Plan. Mr. Pisarski, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.

Randy Gilson, Vice President of Technical Services, is employed on an at-will basis and is paid an annual salary of $128,213. Mr. Gilson also receives, as do all other TelVue employees, health, dental, disability and life insurance benefits as well as a contribution of 2.5% of his annual salary to TelVue's 401(k) Plan. Mr. Gilson, like all other TelVue employees, is eligible to receive stock option grants under the TelVue Stock Option Plan.